ANNUAL REPORT                                                     JUNE 30, 2002

                            (GOLDEN GATE FUND LOGO)
              A Mutual Fund Investing in Great Bay Area Companies

Dear Fellow Shareholders:

  There is no hiding the fact that we continue to face difficult market conditions. Though it may seem the investing environment has changed with little hope for a recovery - we disagree. The performance chart below shows both our Fund's performance and that of our benchmark. We are pleased our shareholders have fared far better than Bay Area stocks in general. We believe our strategy will provide positive returns over time as we focus on Bay Area companies with attractive fundamentals.

  We employ two distinct tactics in an effort to reduce the risk and volatility of our portfolio. First, our analysts employ a strategy of fundamental analysis whereby we carefully examine the past, current and expected financial performance of each company we consider. This is then combined with our knowledge and experience of the company's products, industry and market position to calculate a reasonable valuation. Comparing this to the current stock price determines whether we believe the stock is under, over or fairly priced. Every company and industry is unique and distinct. Therefore, this process cannot be a boilerplate of equations, ratios and thresholds, but must include both quantitative and qualitative analysis.

  Our second risk reducing strategy is industry diversification. Though we remain fully invested in securities, we are currently invested in nineteen industries (see page 3). We are able to shift concentrations between industries as we assess their merits at any given time. However, we will continue to remain diversified as we believe it is in the best interest of our shareholders.

  Looking ahead and beyond the recent headlines, we remain confident our mission is worthwhile. Bay Area companies are resilient and familiar with challenging and dynamic market conditions. They will continue to attract excellent management fostering the ingenuity and success that has made so many Bay Area companies industry leaders.

  In closing, we thank you for having confidence in our strategy and expertise. Please call us anytime.

/s/Bruce Raabe, CFA

Bruce Raabe, CFA
President

                                          SINCE        ANNUALIZED
                            ONE         INCEPTION        SINCE
                            YEAR         6/30/00       INCEPTION
                            ----        ---------      ----------
  GOLDEN GATE
    FUND                   -23.7%         -38.5%         -21.6%
  BLOOMBERG
    SAN FRANCISCO
    INDEX                  -29.8%         -61.8%         -38.2%

                             www.GoldenGateFund.com
                           Toll free: (877) 785-5443

                             GOLDEN GATE FUND, INC.
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The factors materially affecting Fund performance in order of magnitude were:
(1) Market Conditions, (2) Sector Allocation and (3) Security Selection. Each factor is discussed in the following section:

Market Conditions
-----------------

  Market conditions for Bay Area companies have been challenging since the Fund's inception. Most major market indices have declined substantially. The Bloomberg San Francisco Index has declined almost thirty percent during the past year - mostly due to a correction in technology stocks. This was caused by a surprising drop in corporate demand for technology combined with excess inventories for many vendors. Last year, the nation experienced its first recession in a decade. These economic slowdowns are difficult to predict. Though the economy has recovered significantly (GDP growth for Q-1, 2002 was 5.0%), several corporate bankruptcies and accounting improprieties have caused anxiety among investors resulting in a significant market sell-off.

Sector Allocation
-----------------

  Technology has been the weakest performing sector since the Fund's inception. As a result, many of our technology holdings have declined. Prior to the Fund's inception, the technology sector was a leading performer. Although we did invest in the technology sector, we did not over allocate funds due to what we observed to be high valuations for many companies. Thus, a portion of the decline in the technology sector was offset by gains in other selected sectors.

Security Selection
------------------

  Securities were selected based on current and expected financial performance in relation to valuation. More information about security selection criteria is available in the prospectus.

  Substantially above-average performing selections:                  Substantially below-average performing selections:
  ----------------------------------------------------------------    ------------------------------------------------------------
  Advanced Fibre Communications*<F1>    Fair Isaac & Co.*<F1>         Applied Materials Inc.*<F1>   NVIDIA Corp.
  Bio-Rad Laboratories, Inc.            Golden State Bancorp*<F1>     Calpine Corp.                 Oracle Corp
  Catellus Development Corp.            Golden West Financial Corp.   E-Trade Group Inc.*<F1>       Providian Financial Corp.*<F1>
  Cost Plus Inc.*<F1>                   Longs Drug Stores Inc.*<F1>   Gap Inc.*<F1>                 Sanmina-SCI Corp.
  Echelon Corp.*<F1>                    Westamerica Bancorp*          Hewlett-Packard Co.           Sun Microsystems, Inc.

  *<F1> No longer in the Fund

Investment Strategy Summary
---------------------------

  We believe our strategy of investing in Bay Area companies is worthwhile. Given our performance is substantially ahead of our benchmark, our security selection has added value. In addition, our decision to avoid what we believed to be over-priced technology companies substantially enhanced our relative performance. The Fund's portfolio weights in both securities and sectors will continue to change based on our expectations of future performance.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
GOLDEN GATE FUND, STANDARD & POOR'S 500 INDEX, AND BLOOMBERG SAN FRANCISCO INDEX

                     Golden       Standard & Poor's          Bloomberg San
      Date         Gate Fund       500 Index(1)<F3>     Francisco Index(2)<F4>
      ----         ---------       ----------------         ---------------
    6/30/2000        $10,000           $10,000                 $10,000
    9/30/2000         $9,593            $9,876                  $8,917
   12/31/2000         $8,126            $9,077                  $6,574
    3/31/2001         $7,139            $7,977                  $4,902
    6/30/2001         $8,053            $8,418                  $5,435
    9/30/2001         $6,153            $7,182                  $3,904
   12/31/2001         $7,073            $7,950                  $5,016
    3/31/2002         $7,299            $7,972                  $4,986
    6/30/2002         $6,146            $6,904                  $3,816

                           Average Annual Total Return

                      1-Year            Since Inception*<F2>
                      ------            --------------------
                      -23.7%                   -21.6%

*<F2>  June 30, 2000

  Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Bloomberg San Francisco Index is a capitalization-weighted index designed to measure the performance of the San Francisco economy. All of the index members are headquartered in the San Francisco area and have a minimum market capitalization of $10 million.

                             GOLDEN GATE FUND, INC.

                        TOP TWENTY COMMON STOCK HOLDINGS

  1.  Oracle Corp.                        11. eBay Inc.
  2.  The PMI Group, Inc.                 12. Autodesk, Inc.
  3.  Wells Fargo & Co.                   13. McKesson Corp.
  4.  Golden West Financial Corp.         14. Safeway Inc.
  5.  The Cooper Companies, Inc.          15. Macrovision Corp.
  6.  ChevronTexaco Corp.                 16. Building Materials Holding Corp.
  7.  The Robert Mondavi Corp.            17. Granite Construction Inc.
  8.  The Charles Schwab Corp.            18. Chiron Corp.
  9.  Copart, Inc.                        19. Cisco Systems Inc.
 10.  Hewlett-Packard Co.                 20. Bio-Rad Laboratories, Inc.

                                INDUSTRY GROUPS


               Financial Services                           13.7%
               Software                                     11.9%
               Medical Products                             10.3%
               Construction                                  6.6%
               Computers                                     5.3%
               Insurance                                     4.9%
               Semiconductors                                4.4%
               Beverages                                     4.3%
               Oil & Gas Producers                           4.3%
               Automotive Services                           4.1%
               EoCommerce                                    3.7%
               Electronics                                   3.7%
               Commercial Services                           3.5%
               Food-Retail                                   3.4%
               Biotechnology                                 3.3%
               Networking                                    3.2%
               Real Estate                                   3.1%
               Utilities                                     2.9%
               Internet Security                             1.7%
               Cash                                          1.7%

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2002

SHARES OR
PRINCIPAL
  AMOUNT                                                  COST         VALUE
  ------                                                  ----         -----
COMMON STOCKS - 98.3% (A)<F6>

             AUTOMOTIVE SERVICES - 4.1%
   5,500     Copart, Inc.*<F5>                         $  114,014   $   89,265

             BEVERAGES - 4.3%
   2,700     The Robert Mondavi Corp.*<F5>                 93,779       92,421

             BIOTECHNOLOGY - 3.3%
   2,000     Chiron Corp.*<F5>                             97,659       70,700

             COMMERCIAL SERVICES - 3.5%
   2,300     McKesson Corp.                                77,584       75,210

             COMPUTERS - 5.3%
   5,500     Hewlett-Packard Co.                          175,730       84,040
   6,000     Sun Microsystems, Inc.*<F5>                   94,807       30,060
                                                       ----------   ----------
                                                          270,537      114,100

             CONSTRUCTION - 6.6%
   5,000     Building Materials
               Holding Corp.*<F5>                          72,150       71,850
   2,800     Granite Construction Inc.                     69,860       70,840
                                                       ----------   ----------
                                                          142,010      142,690

             E-COMMERCE - 3.7%
   1,300     eBay Inc.*<F5>                                72,817       80,106

             ELECTRONICS - 3.7%
   4,000     BEI Technologies, Inc.                        70,126       45,800
   5,500     Sanmina-SCI Corp.*<F5>                        95,601       34,705
                                                       ----------   ----------
                                                          165,727       80,505

             FINANCIAL SERVICES - 13.7%
   1,500     Golden West
               Financial Corp.                             89,115      103,170
   8,000     The Charles
               Schwab Corp.                               138,088       89,600
   2,100     Wells Fargo & Co.                             93,192      105,126
                                                       ----------   ----------
                                                          320,395      297,896

             FOOD-RETAIL - 3.4%
   2,500     Safeway Inc.*<F5>                            114,215       72,975

             INSURANCE - 4.9%
   2,800     The PMI Group, Inc.                           95,541      106,960

             INTERNET SECURITY - 1.7%
   5,000     VeriSign, Inc.*<F5>                           53,910       35,950

             MEDICAL PRODUCTS - 10.3%
   1,500     Bio-Rad Laboratories, Inc.*<F5>               60,420       68,265
   2,000     The Cooper
               Companies, Inc.                             95,149       94,200
   1,500     Varian Medical
               Systems, Inc.*<F5>                          51,262       60,825
                                                       ----------   ----------
                                                          206,831      223,290

             NETWORKING PRODUCTS - 3.2%
   5,000     Cisco Systems Inc.*<F5>                       75,823       69,750

             OIL & GAS PRODUCERS - 4.3%
   1,050     ChevronTexaco Corp.                           87,902       92,925

             REAL ESTATE - 3.1%
   3,300     Catellus Development
               Corp.*<F5>                                  55,496       67,386

             SEMICONDUCTORS - 4.4%
   3,500     Intel Corp.                                   89,935       63,945
   1,900     NVIDIA Corp.*<F5>                             88,531       32,642
                                                       ----------   ----------
                                                          178,466       96,587

             SOFTWARE - 11.9%
   6,000     Autodesk, Inc.                               111,097       79,500
   5,500     Macrovision Corp.*<F5>                        88,057       72,105
  11,300     Oracle Corp.*<F5>                            179,601      107,011
                                                       ----------   ----------
                                                          378,755      258,616

             UTILITIES - 2.9%
   9,000     Calpine Corp.*<F5>                           108,215       63,270
                                                       ----------   ----------
             Total common stocks                        2,709,676    2,130,602

SHORT-TERM INVESTMENTS - 1.8% (A)<F6>
             VARIABLE RATE DEMAND NOTE
 $38,601     Firstar Bank U.S.A., N.A.                     38,601       38,601
                                                       ----------   ----------
             Total short-term
               investments                                 38,601       38,601
                                                       ----------   ----------
             Total investments                         $2,748,277    2,169,203
                                                       ----------
                                                       ----------
             Liabilities, less cash and
             receivables (0.1%) (A)<F6>                                 (1,604)
                                                                    ----------
             Net Assets                                             $2,167,599
                                                                    ----------
                                                                    ----------
             Net Asset Value Per Share
             ($0.0001 par value 1,000,000,000
             shares authorized), offering
             and redemption price
             ($2,167,599 / 235,155
             shares outstanding)                                    $     9.22
                                                                    ----------
                                                                    ----------

  *<F5>   Non-income producing security.
(a)<F6>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2002

INCOME:
   Dividends                                                         $  16,497
   Interest                                                              1,780
                                                                     ---------
       Total Income                                                     18,277
                                                                     ---------

EXPENSES:
   Transfer agent fees                                                  31,543
   Management fees                                                      23,685
   Professional fees                                                    16,591
   Printing and postage expense                                          6,357
   Distribution fees                                                     5,921
   Administrative services                                               5,137
   Custodian fees                                                        4,948
   Registration fees                                                     3,228
   Insurance                                                             2,202
   Board of Directors fees                                               1,200
   Other expenses                                                        1,746
                                                                     ---------
       Total expenses before reimbursement                             102,558
   Less expenses assumed by adviser                                    (56,372)
                                                                     ---------
       Net expenses                                                     46,186
                                                                     ---------
NET INVESTMENT LOSS                                                    (27,909)
                                                                     ---------
NET REALIZED LOSS ON INVESTMENTS                                      (318,210)
CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                      (257,197)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (575,407)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(603,316)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2002 and June 30, 2001

                                                          2002          2001
                                                        --------      --------
OPERATIONS:
   Net investment loss                                 $  (27,909)  $  (20,630)
   Net realized loss on investments                      (318,210)    (102,306)
   Change in unrealized depreciation on investments      (257,197)    (321,877)
                                                       ----------   ----------
       Net decrease in net assets resulting
         from operations                                 (603,316)    (444,813)
                                                       ----------   ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (37,412 and
     200,339 shares, respectively)                        370,070    2,844,948
   Cost of shares redeemed (9,079 and
     184 shares, respectively)                            (96,890)      (2,405)
                                                       ----------   ----------
       Net increase in net assets derived
         from Fund share activities                       273,180    2,842,543
                                                       ----------   ----------
       TOTAL (DECREASE) INCREASE                         (330,136)   2,397,730
NET ASSETS AT THE BEGINNING OF THE YEAR                 2,497,735      100,005
                                                       ----------   ----------
NET ASSETS AT THE END OF THE YEAR                      $2,167,599   $2,497,735
                                                       ----------   ----------
                                                       ----------   ----------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                          YEARS ENDED JUNE 30,
                                                           2002      2001+<F7>
                                                        ---------    ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                        $12.08      $15.00

Income from investment operations:
   Net investment loss (a)<F8>                             (0.12)      (0.13)
   Net realized and unrealized loss on investments         (2.74)      (2.79)
                                                          ------      ------
Total from investment operations                           (2.86)      (2.92)

Less distributions:
   Dividend from net investment income                        --          --
   Distribution from net realized gains                       --          --
                                                          ------      ------
Total from distributions                                      --          --
                                                          ------      ------
Net asset value, end of year                              $ 9.22      $12.08
                                                          ------      ------
                                                          ------      ------

TOTAL INVESTMENT RETURN                                    (23.7%)     (19.5%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                       2,168       2,498
Ratio of expenses (after reimbursement)
  to average net assets (b)<F9>                             1.95%       1.95%
Ratio of net investment loss
  to average net assets (c)<F10>                           (1.18%)     (1.02%)
Portfolio turnover rate                                   114.76%      89.26%

   +<F7>   Commencement of operations July 1, 2000.
 (a)<F8> Net investment loss per share is calculated using average shares outstanding.
 (b)<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 4.33% and 4.90%, respectively for the years ended June 30, 2002 and 2001.
(c)<F10> If the Fund had paid all of its expenses, the ratios would have been (3.56%) and (3.97%), respectively for the years ended June 30, 2002 and 2001.

  The accompanying notes to financial statements are an integral part of these statements.

                             GOLDEN GATE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Golden Gate Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on April 25, 2000. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on the sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Collins & Company LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of the Fund.

     The Adviser has reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. These reimbursements amounted to $56,372 for the year ended June 30, 2002.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI") with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000 and 0.1% of the daily net assets of the Fund in excess of $30,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has waived this minimum for the past two fiscal years.

     The Fund has entered into a Service and Distribution Plan (the "Plan"), pursuant to 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) were $2,882,823 and $2,597,474, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2002, liabilities of the Fund included the following:

     Payable to Adviser for management fees and prepaid expenses       $26,105
     Other liabilities                                                   1,732

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2002, the sources of net assets were as follows:

     Fund shares issued and outstanding                             $3,166,944
     Net unrealized depreciation on investments                      (579,074)
     Accumulated net realized loss on investments                    (420,271)
                                                                    ----------
                                                                    $2,167,599
                                                                    ----------
                                                                    ----------

(7)  INCOME TAX INFORMATION --

     The following information for the Fund is presented on an income tax basis as of June 30, 2002:

                              GROSS              GROSS         NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
           COST OF          UNREALIZED        UNREALIZED        DEPRECIATION          ORDINARY           LONG-TERM
         INVESTMENTS       APPRECIATION      DEPRECIATION      ON INVESTMENTS          INCOME          CAPITAL GAINS
         -----------       ------------      ------------      --------------      -------------        ------------
          $2,857,481         $96,395          ($784,673)         ($688,278)             $ --                $ --

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended June 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of June 30, 2002, and tax basis post-October losses as of June 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

           ORDINARY          LONG-TERM        NET CAPITAL
            INCOME         CAPITAL GAINS         LOSS         POST-OCTOBER
        DISTRIBUTIONS      DISTRIBUTIONS      CARRYOVERS         LOSSES
        -------------      -------------      ----------      ------------
             $ --              $ --            $154,608         $156,459

     The Fund utilized $96,537 of post-October losses from the prior year to offset current year net capital gains.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended June 30, 2002 which is designated as qualifying for the dividends received deduction is 0% (unaudited).

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue                               Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Golden Gate Fund, Inc.

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Golden Gate Fund, Inc. (the "Fund") at June 30, 2002, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

July 26, 2002

                             GOLDEN GATE FUND, INC.
                             DIRECTORS AND OFFICERS

                                                                                                         # of
                                                                                                         Funds in     Other
                                                     Term of             Principal                       Complex      Directorships
                                   Position(s)       Office and          Occupation                      Overseen     held by
                                   Held with         Length of           During Past                     by Director  Director
Name, Age and Address              the Fund          Time Served         Five Years                      or Officer   or Officer
---------------------              -----------       -----------         -----------                     -----------  -------------
Thomas M. Comparet, 68             Director          Indefinite Term     Mr. Comparet has been                1       None
962 Hilgard, #203                                    since June 2000     self-employed as an
Los Angeles, CA 90024                                                    Attorney at Law since 1994.

David C. Cuneo, 43                 Director          Indefinite Term     Mr. Cuneo has been employed by       1       None
c/o Calegari & Morris                                since June 2000     Calegari & Morris, an accounting
354 Pine Street                                                          firm, since July of 1994 as an
3rd Floor                                                                accountant. Mr. Cuneo is also a
San Francisco, CA 94104                                                  shareholder and the Vice President
                                                                         of Calegari & Morris.

Judd C. Iversen, 58                Director          Indefinite Term     Since February of 1995,              1       None
c/o University of San Francisco                      since June 2000     Mr. Iversen has been employed
2130 Fulton Street                                                       as a Program Director and
San Francisco, CA 94117-1080                                             Administrator at the University
                                                                         of San Francisco.  Also, since
                                                                         1971, Mr. Iversen has been an
                                                                         Attorney at Law and Professor

Johanna L. Longfellow, 66          Treasurer         Indefinite Term     Ms. Longfellow has been              1       None
c/o Collins & Company, LLC         and Director      since June 2000     employed by Collins & Company,
100 Larkspur Landing Circle                                              LLC, the Adviser, since November
Suite 102                                                                of 1975.  Ms. Longfellow
Larkspur, CA 94939                                                       currently serves as the Office
                                                                         Manager and Executive Secretary
                                                                         of Collins & Company, LLC.

Bruce J. Raabe, 36                 President         Indefinite Term     Mr. Raabe has been employed by       1       None
c/o Collins & Company, LLC         and Director      since June 2000     Collins & Company, LLC, the
100 Larkspur Landing Circle                                              Adviser, since January of 1992, and
Suite 102                                                                is a Member of Collins & Company,
Larkspur, CA 94939                                                       LLC.  Mr. Raabe currently serves as
                                                                         a Senior Portfolio Manager, a
                                                                         Compliance Officer and the Chief
                                                                         Investment Officer of Collins &
                                                                         Company, LLC.

Melinda Van der Reis, 33           Director          Indefinite Term     Ms. Van der Reis has been employed   1       None
c/o Kelly Law Registry                               since June 2000     by Kelly Law Registry as a Recruiting
530 Davis Street                                                         Director since October 1997.  Prior to
San Francisco, CA 94111                                                  that time, Ms. Van der Reis was
                                                                         employed by the Law Offices of William
                                                                         Veen as an Associate Attorney from
                                                                         September of 1994 to October of 1997.

John T. Burke, 31                  Secretary         Since September     Mr. Burke has been employed          1       None
c/o Collins & Company, LLC                           2000                by Collins & Company LLC
100 Larkspur Landing Circle                                              since September of 2000.  He
Suite 102                                                                currently serves as a Portfolio
Larkspur, CA 94939                                                       Assistant.

Justin D. Burt, 28                 Vice-President    Since June 2000     Mr. Burt has been employed           1       None
c/o Collins & Company, LLC                                               by Collins & Company LLC
100 Larkspur Landing Circle                                              since March of 1999 as a
Suite 102                                                                Portfolio Assistant.  From
Larkspur, CA 94939                                                       October 1997 to March 1999
                                                                         Mr. Burt was employed by
                                                                         Fidelity Investments as an
                                                                         Investment Specialist.

Camille F. Wildes, 49              Vice-President    Since June 2000     Ms. Wildes is a Vice-President       1       None
c/o Fiduciary Management, Inc.     of Compliance                         of Fiduciary Management,Inc.,
225 East Mason Street                                                    the Fund's administrator and has
Milwaukee, WI  53202                                                     been employed by such Company
                                                                         in various capacities since December
                                                                         1982.

                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                                   Custodian

                        U.S. BANCORP FUND SERVICES, LLC
                  Transfer Agent and Dividend Disbursing Agent

                             COLLINS & COMPANY, LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                            (GOLDEN GATE FUND LOGO)
              A Mutual Fund Investing in Great Bay Area Companies

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

This material is appropriate for use by prospective investors only when accompanied or preceded by the Fund's current prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.